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                            EXHIBIT 1


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                            AGREEMENT

     AGREEMENT dated as of September 27, 1995 by and among GOLD SECURITIES CORPORATION, an Idaho corporation with an office at One Kalisa Way, Paramus, New Jersey 07652 ("GSC"), EVOLUTIONS, INC., a New Jersey corporation which is wholly owned by GSC and which has an office at One Kalisa Way, Paramus, New Jersey 07652 ("Evo"), KIDSVIEW, INC., a New Jersey corporation which is wholly owned by Evo and which has an office c/o Evo ("KVI"), DIRECT CONNECT INTERNATIONAL INC., a Delaware corporation with offices at 700 Godwin Avenue, Midland Park, New Jersey 07432 ("DCI"), and AMERAWELL PRODUCTS LIMITED, a Hong Kong company which is wholly owned by DCI ("Amerawell").

                       W I T N E S S E T H:

                      Preliminary Statement

     DCI owes Evo $750,000 in principal amount under a secured promissory note dated as of March 2, 1995 (the "Existing Loan"). Evo also owns warrants to purchase 100,000 shares of the Common Stock of DCI at an exercise price of $.10 per share and warrants to purchase 250,000 shares of the Common Stock of DCI at an exercise price of $.20 per share. DCI also owes Evo $350,000 (the "New Loan") for amounts advanced by Evo to DCI after the date of the Existing Loan.

     DCI owns certain rights in and to Zoo Borns and Tea Bunnies toy animals (the "Products"), the marks Kidsview, Zoo Borns and Tea Bunnies (the "Marks"), and conducts the business of manufacturing, promoting and selling the Products (the
"Business").  Amerawell acts as the agent of DCI in Hong Kong.

     The term "Assets" as used herein means the Business and all of the assets which DCI uses in the Business (other than cash and accounts receivable arising before the Closing as hereinafter defined) including, without limitation, all inventory and work in process with respect to the Business, the Marks, the Products, all ideas, concepts and discoveries with respect to the Business, all receivables for the Products which shall arise from and after the Closing, together with all of DCI's books and records in connection with the Business, as set forth in the DCI Disclosure Schedule.

     KVI is a wholly owned subsidiary of Evo which has been newly incorporated for the purpose of the transactions contemplated hereby.

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     It is contemplated that the parties will seek before October
31, 1995 privately to place not more than $2,500,000 in debt and/or equity financing to finance the Products and the Business, and that shares of Common Stock of GSC ("GSC Common Stock") will be issued in such financing (the "Financing") at not less than $2.00 per share.
     Accordingly, in consideration of the foregoing and for other good and valuable consideration, the parties hereto hereby agree as follows:

1.   (a)   Subject to and upon the terms and conditions set forth
in this Agreement, DCI shall at the Closing sell, assign and transfer the Assets to KVI. The Assets shall be conveyed free and clear of all liens, claims and encumbrances, but subject to rights of others which are disclosed in the Disclosure Schedule (as hereinafter defined).

     (b) (i) The purchase price for the Assets consists of 1,500,000 shares of GSC Common Stock, and the assumption by KVI of the Existing Loan and the release by Evo of DCI's obligations in respect of the Existing Loan and (except as theretofore credited under Section 2(c)(ii)(B)) the New Loan. Reference is made to Section 5 for terms on which DCI shall again become liable for the Existing Loan and the New Loan, in which event the collateral currently held by Evo for the Existing Loan and the New Loan (the "Collateral") shall again secure the Existing Loan and the New Loan. At the Closing, Evo shall deliver the Collateral for the Existing Loan and the New Loan to DCI; provided, however, that the Collateral shall be returned to Evo in the event the Call (as hereinafter defined) is exercised. DCI hereby covenants that the Collateral returned herewith will not be sold, transferred, made subject to a security interest, pledged, hypothecated or otherwise disposed of until the expiration of the Call.

           (ii) Notwithstanding GSC's obligation to issue GSC Common Stock to DCI as provided herein, no shares of GSC Common Stock are to be issued hereunder unless and until shareholders of GSC shall have voted to increase the number of shares GSC is authorized to issue and GSC shall have filed an amendment to its certificate of incorporation increasing the number of authorized shares. GSC will use its best efforts to accomplish the foregoing as soon as practicable. As soon as practicable after the filing of such amendment, GSC shall issue 500,000 shares to DCI, and to deliver the balance of such shares in escrow to Evo's counsel (the "Escrow Agent"), together with stock powers therefor endorsed in blank, subject to release as provided herein.

     (c)  (i) If DCI is obligated to indemnify Evo under Section
11 of this Agreement, DCI shall join with Evo in a joint notice to Escrow Agent wherein such parties jointly direct the Escrow

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Agent to release to Evo shares of GSC Common Stock which have a value (as set forth in Section (vii)) equal to the amount of such indemnity liability, together with stock powers therefor endorsed in blank.

          (ii) On May 15, 1996, DCI agrees to join with Evo in a joint notice to Escrow Agent wherein the persons signing such notice direct the Escrow Agent to release to DCI 500,000 shares of GSC Common Stock then held in escrow, less any shares theretofore released under any other provision of this Agreement or as to which there is a dispute.

          (iii) On May 15, 1997 DCI agrees to join with Evo in a joint notice to Escrow Agent wherein the persons signing such notice direct the Escrow Agent to release to DCI the remaining shares of GSC Common Stock then held in escrow, less any shares theretofore released under any other provision of this Agreement or as to which there is a dispute.

          (iv) In the event of any dispute on whether any such notice is required to be signed, such dispute shall be determined exclusively by arbitration in New York City by the American
Arbitration Association.

          (v) The Escrow Agent shall act only in accordance with a joint notice as aforesaid or in accordance with a binding and final arbitration award.

          (vi) The parties acknowledge that Oscar D. Folger has acted as counsel to Evo and GSC in connection with this transaction, and that he may continue so to act notwithstanding any dispute hereunder. The Escrow Agent shall be permitted to rely on any notice he believes has been genuinely signed. He may resign as Escrow Agent at any time and thereafter hold the escrow assets as custodian until the parties jointly appoint a successor escrow agent. He may interplead disputing parties in actions filed by him hereunder in the New Jersey Federal or state courts. The parties shall jointly and severally indemnify the escrow agent for all loss, liability, cost, damage or expense he may incur as escrow agent, except for actions or omissions which he knows to be wrongful when taken or omitted.

          (vii) For the purposes of this Section 1, each share of GSC Common Stock shall be deemed to have a value (the "Per Share
Value") equal to $.06667.

     (d) KVI assumes no liabilities or obligations whatsoever except for liabilities and obligations listed as "continuing development costs" in the DCI Disclosure Schedule. Without limiting the generality of the foregoing, KVI shall assume no liability in respect of:


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          (i) any accounts payable by DCI or any indebtedness for
          borrowed money incurred by DCI;

          (ii) any claims against DCI by third parties (whether for product liability, personal injury, tort or otherwise) based upon an event occurring or a claim arising before or after the Closing with respect to any event occurring or claims arising before the Closing;

          (iii) any taxes payable by DCI (including any taxes payable by DCI as a result of DCI's participation in the transaction contemplated hereby);

          (iv) credits, claims or adjustments in respect of services performed, or products sold by DCI, or contracts terminated with DCI prior to the Closing; or

          (v) any claim against DCI for legal, accounting or other professional fees relating to this transaction.

     (e) DCI absolutely and unconditionally represents and warrants to GSC, and will at the Closing confirm to GSC, that:

          (i) DCI will acquire the shares of GSC Common Stock issuable at or after the Closing hereunder only for its own account, for investment, and without a view to the distribution thereof.

          (ii) DCI has been given the opportunity to discuss
          GSC's affairs with GSC's officers;

          (iii) DCI understands that it may sell or otherwise transfer the GSC Common Stock only if such transaction is duly registered under the Securities Act of 1933, as amended (the "Act") or if DCI shall have received the favorable opinion of counsel to GSC to the effect that such sale or other transfer may be made in the absence of registration under the Act.

          (iv) DCI acknowledges that the certificates representing the GSC Common Stock will be legended to reflect these restrictions, and stop transfer instructions will apply.

          (v) DCI realizes that the GSC Common Stock is not a liquid investment, and that it may lose its entire investment as a result of its receipt of the GSC Common
          Stock.


     (f) For the purposes of IRS Form 8594, Asset Acquisition
Statement under Section 1060 of the Internal Revenue Code of
1986, the purchase price shall be allocated as shall be agreed by

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the parties. The parties shall execute an IRS Form 8594 in
accordance with such allocation. Evo will prepare such Form and deliver DCI's copy to DCI for filing by DCI. DCI will assist Evo and provide Evo with any information necessary to be provided by DCI for the completion of such Form.

2. Closing and Obligations at Closing.

     (a) Closing. The Closing shall take place at the offices of Oscar D. Folger, 521 Fifth Avenue, New York, New York 10175 on the date hereof. The date of this Agreement is herein sometimes referred to as the "Closing Date."

     (b) Certain Obligations at Closing.

          (i) At the Closing, DCI will deliver to KVI:

               (A) A Bill of Sale duly executed by DCI in the form of Exhibit 1;

               (B) Such other good and sufficient instruments of conveyance, assignment and transfer, in form and substance reasonably satisfactory to KVI's counsel, as shall be effective to vest in KVI good and marketable title to the Assets;

               (C) All contracts, files, computer records and other data and documents included in the Assets;

               (D) a copy of resolutions or consent of the Board of Directors of DCI approving the execution and delivery of this Agreement and the consummation of all of the transactions contemplated hereby, duly certified by an officer of DCI;

               (E) a certified copy of DCI's Certificate of Incorporation and By-Laws;

               (F) certificates of good standing of DCI issued not earlier than ten days prior to the Closing Date by the Secretary of State of Delaware;

               (G) All other documents required to be delivered to GSC, Evo or KVI by DCI under the provisions of this Agreement; and


               (H) A certificate executed by the Chairman of the Board of DCI, individually, dated the date of the Closing, confirming the warranties and certifying the accuracy of the representations made by DCI in this Agreement.

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          (ii) At the Closing, Evo will deliver or pay to DCI:

               (A) an instrument which evidences the release of DCI of its obligations with respect to the Existing
          Loan and the New Loan accompanied by the Collateral;

               (B) a copy of resolutions or consents of the board of directors of Evo approving the execution and delivery of this Agreement, and consummation of all of the transactions contemplated hereby, duly certified by an officer of Evo;

               (C) a certified copy of Evo's Certificate of Incorporation and By-Laws;

               (D) a certificate of good standing of Evo issued not earlier than ten days prior to the Closing Date by the Secretary of State of New Jersey; and

               (E) A certificate executed by the President of Evo, individually, dated the date of the Closing, certifying the accuracy of the representations and warranties made by Evo in this Agreement.

          (iii) At the Closing, GSC will deliver to DCI:

               (A) a copy of resolutions or consents of the board of directors of GSC approving the execution and delivery of this Agreement, and consummation of all of the transactions contemplated hereby;

               (B) a certified copy of GSC's Certificate of Incorporation and By-Laws; and

               (C) a certificate of good standing of GSC issued by the Secretary of State of Idaho;

     (c) Management Contract.

          (i) At the Closing, KVI shall enter into a management agreement with DCI in the form of Exhibit 2 (the "Management
Contract").

          (ii) Under the Management Contract, among other things:


               (A) DCI must make Peter Schneider and such other managers of DC's current toy business as are deemed necessary by Peter Schneider (collectively,
          "Management") available to KVI on the terms and conditions set forth in Management Contract;

               (B) KVI is obligated to pay to DCI a fee of

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          $100,000 a month for the first five months after the
          Closing, and a monthly fee thereafter equal to the lesser of $100,000 or DCI's documented operating costs to the extent directly related to the operation of the Business in complying with Section (ii)(A), provided that KVI shall be entitled to credit the New Loan against the first $350,000 due under this Section (B) commencing August 1, 1995; and

               (C) an aggregate of 4,000,000 shares of GSC Common
          Stock will be issued to DCI on the terms provided in
          Section 3 (the "Earn-Up Stock").

     (d) Financial Statements after Closing. Promptly upon filing of DCI's form 10-K for the fiscal year ended April 30, 1995, DCI shall deliver to Evo audited financial statements of DCI as of April 30, 1995 and for the year then ended. DCI represents and warrants that such financial statements shall be prepared from the books and records of DCI in accordance with generally accepted accounting principles applied on a consistent basis and shall fairly present the consolidated financial condition of DCI at April 30, 1995, and the results of its operations for the year then ended. Such financial statements shall be in form and substance suitable for inclusion in filings under the federal Securities Laws, and shall be accompanied by an auditor's opinion which shall be made available for inclusion in such filings.

     (e) At the Closing, the parties shall execute and/or cause to be executed such further documents, and perform such further acts, as may be necessary to transfer and convey the Assets to KVI on the terms herein contained, and to otherwise comply with the terms of this Agreement and consummate the transactions contemplated hereby.

3.  Special Provisions Regarding Earn-Up Stock

     (a) The Earn-Up Stock shall be issued to DCI on the first business day of the month following each of the first three anniversaries of the date of this Agreement (each such date of issuance being referred to herein as an "Issue Date").

     (b) Notwithstanding the foregoing, the amount of Earn-Up

Stock which is issuable on an Issue Date shall be reduced pro rata with the amount equal to the greater of (i) the percentage, if any, by which net sales of KVI during the year ending on such date is less than $18,000,000 or (ii) the percentage, if any, by which pre-tax earnings of KVI during such year (less any pre-tax losses incurred in years ending on any prior Exercise Date(s)) are less than $1,170,000. No Earn-Up Stock at all will be issued on any Issue Date if (i) net sales of KVI during the year ending on such date are less than $9,000,000 or (ii) pre-tax earnings of KVI during such year (less any pre-tax losses incurred in years

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ending on any prior Issue Date(s)) are less than $585,000.
Reference is made to section 1(b) hereof pursuant to which KVI shall assume the Existing Loan and the New Loan. The parties agree that with respect to the calculation of pre-tax earnings hereunder, no effect shall be given to the accrual of interest on the Existing Loan and the New Loan

4. Certain Post Closing Obligations

     (a) After the Closing, at reasonable times and on reasonable notice Evo, at its expense, shall have reasonable access to, and the opportunity to make copies of, the books and records pertaining to the Business prior to the Closing, and such books and records shall be retained for access and copying for a period of five years after the Closing.

     (b) From and after the Closing, DCI shall cease, and shall cause its affiliates to cease, to use any of the Marks or any mark which is confusingly similar to any of the Marks.

     (c) (i) From and after the Closing, DCI shall have the right and authority to collect for its own account all of its receivables for Products as of the Closing. In the event Evo shall receive any payment of any such receivables or other items, arising from before the Closing, Evo shall forthwith deliver such payment to DCI, endorsed where necessary, without recourse, in favor of DCI.

          (ii) In the event DCI shall after the Closing receive any payment of such receivables or other items which are included in the Assets or which otherwise belongs to Evo, DCI shall forthwith deliver such payment to Evo endorsed, where necessary, without recourse, in favor of Evo.

          (iii) Amounts received from any customer shall be applied against invoices in the chronological order in which the invoices were submitted. However, in the event a customer disputes any invoice, payments from such customer shall be applied to the oldest invoices to such customer in respect of which there is no dispute. Also, in the event a customer designates a payment as being on account of a specific invoice, such designation shall be dispositive. However, Evo shall not solicit any such designation by customers.

     (d) Evo shall lend to DCI additional funds up to a maximum principal amount of $11,550 per month for twelve months commencing January 1, 1996 to cover DCI's monthly operating costs to the extent such costs are not directly related to the operation of the Business, which loans will be evidenced by a grid note in the form attached hereto as Exhibit 3; provided, that DCI will execute and deliver to Evo Warrants to purchase two shares of DCI Common Stock at 25% of the then market price for

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each dollar borrowed from Evo under this Section.  As used
herein, the term market price shall mean the average of the bid and the ask price as reported in the over the counter market or the last reported sale price as reported on a national securities exchange if the Common Stock is then traded on a national securities exchange on the last day preceding each day on which any funds are advanced under this Section. The form of the Warrants is set forth in Exhibit 4.

5. Call

     (a) The parties shall use their joint best efforts to cause the Financing to be completed on or before October 31, 1995.

     (b) (i) If for whatever reason, the Financing shall not have been consummated by the close of business on October 31, 1995, then DCI shall have the right and option (the "Call") to purchase from Evo 80% of the outstanding shares of KVI provided that:

               (A) such shares shall be simultaneously pledged by DCI to Evo as additional security for the Existing
          Loan and the New Loan;

               (B) DCI shall simultaneously direct the Escrow
          Agent to release to Evo all shares of GSC Common Stock held in escrow by the Escrow Agent;

               (C) pursuant to documentation in form and substance reasonably satisfactory to Evo, KVI and DCI shall be jointly and severally responsible for the Existing Loan and the New Loan;

               (D) The exercise of the Call shall automatically cancel the Management Contract and the right to receive
          Earn-Up Stock.


          (ii) The Call shall be exercisable by notice given to Evo on or before December 31, 1995. The exercise price of the Call shall be the GSC Common Stock theretofore delivered by GSC or the Escrow Agent to DCI under Section 1(b) and the reassumption by DCI of the Existing Loan and the New Loan (including all interest theretofore accrued and all interest accruing thereafter). In order to be valid, the notice of exercise of the Call must be accompanied by (1) a certificate for the GSC Common Stock, together with a stock power therefor endorsed in blank, (2) assumption agreements with respect to the Existing Loan and the New Loan in form and substance satisfactory to Evo, (3) 133,973 shares of Glasgal Communications, Inc. which prior to the date hereof were held by Evo and which were returned to DCI under Section 1(b), as collateral security for the Existing Loan and the New Loan (including all interest

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theretofore accrued and all interest accruing thereafter),
accompanied by stock powers therefor endorsed in blank, and (4) written representations by DCI that the GSC Common Stock and the Glasgal shares are being transferred by DCI to Evo free and clear of all liens, claims and encumbrances, and

          (iii) Evo covenants that until exercise of the Call it will maintain the shares subject to the Call free and clear of all liens, claims and encumbrances, so that upon exercise of the Call, DCI shall obtain ownership thereof free and clear of all liens, claims and encumbrances other than the security interest in favor of Evo which is referred to above.

6.   Certain Covenants.

     (a) The Board of each of Evo and KVI will initially consist of Mike Nafash, Mark Mastroianni, David Katz, Paul Litwinczuk,
Peter Schneider and Barry Rosner; and

     (b) the officers of Evo will be Mike Nafash who shall be president and CEO of Evo, Peter Schneider who shall be president of KVI and vice president of Evo, Paul Litwinczuk who shall be secretary of Evo and KVI, and Mark Mastroianni who shall be Vice President of Evo.

7.  Representations and Warranties with respect to Evo and GSC

     (a) Evo represents and warrants to DCI with respect to Evo as follows:

          (i) There are issued and outstanding an aggregate of 100 shares of Common Stock of Evo, all of which are owned of record and beneficially by GSC. Except as set forth in Evo's

Disclosure Schedule, there are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever under which Evo is or may become obligated to issue any equity interest in Evo.

          (ii) Evo has delivered to DCI copies of Evo's unaudited financial statements as of April 30, 1995 and audited financial statements as of June 30, 1994 and for fiscal periods then ended. The financial statements were prepared from the books and records of Evo in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial condition of Evo as at their respective dates, and the results of its operations for the respective periods then ended, except as otherwise noted therein.

          (iii) Evo has conducted its business only in the ordinary course and Evo has not suffered any change, event or condition which, in any case or in the aggregate, has had a

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materially adverse affect on Evo's condition (financial or
otherwise), properties, assets, liabilities or operations, including, without limitation, any change in Evo's revenues, costs, backlog or relations with its employees, agents, customers or suppliers.

          (iv) (A) Except as and to the extent reflected or reserved against on the face of the balance sheet as of April 30, 1995, as of April 30, 1995 Evo had no debts, liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature whatsoever, including, without limitation, any foreign or domestic tax liabilities or deferred tax liabilities incurred in respect of or measured by Evo's income, or its property or authorized or outstanding capital stock, for any period prior to the close of business on April 30, 1995 or any other debts, liabilities or obligations relating to or arising out of any act, transaction, circumstance or state of facts which occurred or existed on or before April 30, 1995, whether or not then known, due or payable.

               (B) Except as and to the extent reflected or reserved against on the face of the balance sheet as of June 30, 1994, as of June 30, 1994 Evo had no debts, liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature whatsoever, including, without limitation, any foreign or domestic tax liabilities or deferred tax liabilities incurred in respect of or measured by Evo's income, or its property or authorized or outstanding capital stock, for any period prior to the close of business on June 30, 1994 or any other debts, liabilities or obligations relating to or arising out of any act, transaction, circumstance or state of facts which occurred or existed on or before June 30, 1994, whether or not then known, due or payable.

     (b) GSC represents and warrants to DCI as follows:

     There are issued and outstanding an aggregate of 18,726,189 shares of GSC Common Stock. Except as set forth in GSC's Disclosure Schedule, there are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever under which GSC is or may become obligated to issue any equity interest in GSC. The GSC Common Stock to be issued hereunder shall, upon issuance thereof, be duly authorized, validly issued, fully paid and non-assessable.

8.  Representations and Warranties with respect to KVI

     Evo represents and warrants to DCI with respect to KVI as follows:

     (a) There are issued and outstanding an aggregate of 100

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shares of Common Stock of KVI, all of which are owned
beneficially and of record by Evo. There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever under which Evo is or may become obligated to issue any equity interest in Evo.

     (b) KVI is newly formed, has not engaged in any business, and has no material assets or liabilities.

9.   Representations and Warranties of DCI and Amerawell.

     DCI and Amerawell jointly and severally represent and warrant to Evo as follows (except as otherwise disclosed in the Disclosure Schedule with a reference to the particular Section to which such exception refers):

     (a) DCI is a corporation duly organized, validly existing and in good standing under the laws of Delaware; it has all requisite corporate power and authority and is entitled to carry on its business as now being conducted and to own, lease or operate its properties as and in the places where such business is now conducted and such properties are now owned, leased or operated. Amerawell is a Hong Kong company which is wholly owned by DCI. DCI has no subsidiaries other than Amerawell. Amerawell acts as the sales and procurement subsidiary of DCI in Hong Kong, acts only under instructions of DCI, has no assets of its own and conducts business only for and on behalf of DCI. All of Amerawell's assets and liabilities are reflected on DCI's consolidated financial statements. All of Amerawell's accounts receivable and other assets which are generated with respect to the Business from and after the Closing will be held by it as the agent of Evo or KVI, and will be owned by Evo or KVI.

     (b) (i) Neither the execution, delivery nor performance of this Agreement by DCI will, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any lien, charge or encumbrance pursuant to, any provision of DCI's certificate of incorporation or by-laws or any franchise, mortgage, deed of trust, lease, license, agreement, understanding, law, rule or regulation or any order, judgment or decree to which DCI is a party or by which any of them may be bound or affected. DCI has the full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, all proceedings required to be taken by them or their stockholders to authorize the execution, delivery and performance of this Agreement and the agreements relating hereto have been properly taken and this Agreement constitutes a valid and binding obligation of DCI.

          (ii) Neither the execution, delivery nor performance of

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this Agreement by Amerawell will, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any lien, charge or encumbrance pursuant to, any provision of Amerawell's certificate of incorporation or by-laws or any franchise, mortgage, deed of trust, lease, license, agreement, understanding, law, rule or regulation or any order, judgment or decree to which Amerawell is a party or by which any of them may be bound or affected.

     (c) DCI has good and marketable title to the Assets. None of the Assets is subject to any mortgage, pledge, lien, charge, security interest, encumbrance, restriction, lease, easement, liability or adverse claim of any nature whatsoever, direct or indirect, whether accrued, absolute, contingent or otherwise. The Assets include all of the assets which DCI uses in the Business, except for cash and accounts receivable arising before the Closing. The Assets are in good operating condition and repair, are suitable for the purposes used, and are adequate and sufficient for the Business.

     (d) (i) DCI has delivered to Evo copies of DCI's audited financial statements as of April 30, 1995, 1994 and 1993, and unaudited statements as of January 31, 1995, and for the fiscal periods then ended. The financial statements were prepared from the books and records of DCI in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the consolidated financial condition of DCI as at their respective dates, and the results of its operations for the respective periods then ended, except as otherwise noted therein. Such financial statements are in form and substance suitable for inclusion in filings under the federal Securities Laws, and, with respect to the financial statements as of each April 30, are accompanied by an auditor's opinion.

     (e) From and after January 31, 1995:

          (i) DCI has conducted its business only in the ordinary course,

          (ii) DCI has not suffered any change, event or condition which, in any case or in the aggregate, has had a materially adverse affect on DCI's condition (financial or otherwise), properties, assets, liabilities or operations, including, without limitation, any change in DCI's revenues, costs, backlog or relations with its employees, agents, customers or suppliers, and

          (iii) DCI has not disposed of any Assets except for the sale of inventory in the ordinary course.

     (f) There is no claim, legal action, suit, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or (to the knowledge of DCI) threatened, against or relating to the Business or any Assets, and DCI and Amerawell do not nor know or have reason to be aware of any basis for the same.

     (g) DCI and Amerawell have complied with all existing laws, rules, regulations, ordinances, orders, judgments and decrees now or hereafter applicable to the Business except with respect to the delay in payment of certain royalties which is described in the Disclosure Schedule. Neither the ownership nor use of DCI's or Amerawell's properties nor the conduct of the Business conflicts with the rights of any other person, firm or corporation or violates, or with or without the giving of notice or the passage of time, or both, will violate, conflict with or result in a default, right to accelerate or loss of rights under, any terms or provisions of its certificate of incorporation or by-laws as presently in effect, or any lien, encumbrance, mortgage, deed of trust, lease, license, agreement, understanding, law, ordinance, rule or regulation, or any order, judgment or decree to which DCI or Amerawell is a party or by which it may be bound or affected. No representation is given under this Section for immaterial matters which do not and will not result in loss or liability in excess of an aggregate of $50,000 for all such matters.

     (h) The Disclosure Schedule contains an accurate and complete list and description of:

          (i) All molds, tools and dies relating to the Business.

          (ii) All patents, patent applications, patent licenses, trademarks, trademark registrations, and applications therefor, service marks, service names, trade names, copyrights and copyright registrations, and applications therefor, wholly or partially owned or held by DCI or Amerawell and used in the operation of the Business.

          (iii) All contracts, agreements, commitments or other understandings or arrangements with respect to the Business to which DCI or Amerawell is a party or by which it or any of its property is bound or affected, whether directly or through Amerawell or others as DCI's agent, and whether or not legally binding, including, without limitation, all currently outstanding purchase and sale orders, all warranty obligations and commitments, all contracts and licenses relating to patents, trademarks, trade names, copyrights, inventions, processes, know-how, formulae or trade secrets, and all arrangements relating to holiday, vacation, Christmas and other bonus practices. However, a contract need not be listed under this
          Section if it is cancelable on not more than 30 days' notice, or if financial commitments thereunder aggregate not more than $5,000.

     (i) All of the contracts, agreements, leases, licenses and commitments required to be listed in the Disclosure Schedule are valid and binding, enforceable in accordance with their respective terms (except as the same may be subject to bankruptcy, insolvency and similar laws generally affecting the enforcement of creditors rights and to general principles of equity), in full force and effect and validly assignable to Evo without the consent of any other party so that, after the transfer thereof to Evo pursuant hereto, Evo will be entitled to the full benefits thereof. Except for delay in payment of certain royalties which is described in the Disclosure Schedule, there is not under any such contract, agreement, lease, license or commitment any existing default, or event which, after notice or lapse of time, or both, would constitute a default or result in a right to accelerate or loss of rights. True and complete copies of all such contracts, agreements, leases, licenses and other documents (together with any and all amendments thereto) have been delivered to Evo and initialled by DCI's Secretary and identified with a reference to this Section of this Agreement.

     (j) Except as set forth on the Disclosure Schedule, DCI owns or possesses the royalty free licenses or other rights to use all copyrights, trademarks, service marks, service names, trade names and patents necessary to conduct the Business as it is presently operated. DCI or Amerawell are not infringing upon or otherwise acting adversely to any copyrights, trademarks, trademark rights, service marks, service names, trade names, patents, patent rights, licenses or trade secrets owned by any other person or persons, and there is no claim or action by any such person pending, or to the knowledge of DCI, Amerawell or any Shareholder threatened, with respect thereto.

     (k) None of the obligations or liabilities of DCI or Amerawell is guaranteed by any other person, firm or corporation, nor has DCI or Amerawell guaranteed the obligations or liabilities of any other person, firm or corporation.

     (l) All items of inventory and related supplies (including raw materials, work-in-process and finished goods) of the Business which are reflected on the most recent balance sheet included in DCI's current SEC public reports (the "Balance Sheet") or thereafter acquired (and not subsequently disposed of in the ordinary course of business) are merchantable, or suitable and usable for the production or completion of merchantable products, for sale in the ordinary course of business as first quality goods at normal mark-ups.

     (m) The books of account, minute books, stock certificate books and stock transfer ledgers of DCI and Amerawell are complete and correct in all material respects, and there have been no transactions involving the Business which properly should have been set forth therein and which have not been accurately so set forth.

     (n) DCI and Amerawell maintain no pension, defined contribution or similar plan.

     (o) Neither DCI nor Amerawell nor any officer, employee or agent of DCI or Amerawell, nor any other person acting on its behalf, has, directly or indirectly, within the past five years given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder the Business (or assist DCI in connection with any actual or proposed transaction) which
(A) might subject DCI to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (B), if not given in the past, might have had an adverse effect on the Assets, or (C), if not continued in the future, might adversely affect the Assets or the Business or which might subject DCI to suit or penalty in any private or governmental litigation or proceeding.

     (p) To the best of DCI's knowledge, no supplier or customer is considering termination, non-renewal or adverse modification of its agreement with DCI or Amerawell in respect of the Business, and the transactions contemplated by this Agreement will not have a material adverse effect on relationships with suppliers and customers of the Business.

     (q) No key employee of the Business has indicated that he or she is considering terminating his or her employment.

10. First Refusal Right on Sales of Shares

     DCI may sell all or any portion of its GSC Common Stock or any record or beneficial interest therein (such shares or any interest therein being referred to herein as the "shares"), or enter into any other arrangement or relationship with respect thereto, only if it shall first have offered the right to purchase such shares to GSC for 15 business days. Such offer shall be made on the price and terms in good faith proposed by a
bona fide third-party offeror.   If the shares are not sold to
the third-party offeror within 30 days after lapse of the first refusal rights of GSC, then and in such event the sale shall be deemed not have been consummated and any future sale shall be deemed to be a new offer subject in all respects to the rights of first refusal established hereunder.

11. Indemnification.

     (a) Evo hereby indemnifies and agrees to hold DCI and Amerawell harmless from, against and in respect of (and shall on demand reimburse DCI and Amerawell for):

          (i) any and all loss, liability or damage suffered or incurred by DCI or Amerawell by reason of any untrue representation, breach of warranty or non-fulfillment of any covenant by Evo contained herein or in any certificate, document or instrument delivered to DCI or Amerawell pursuant hereto or in connection herewith;


          (ii) any and all loss, liability or damage suffered or incurred by DCI or Amerawell by reason of or in connection with any claim for finder's fee or brokerage or other commission arising by reason of any services alleged to have been rendered to or at the instance of Evo with respect to this Agreement or any of the transactions contemplated hereby; and

          (iii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs, and expenses, including, without limitation, reasonable legal fees and expenses, incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.

     (b) DCI and Amerawell jointly and severally hereby indemnify and agree to hold Evo harmless from, against and in respect of (and shall on demand reimburse Evo for):

          (i) any and all loss, liability or damage suffered or incurred by Evo by reason of any untrue representation, breach of warranty or non-fulfillment of any covenant by DCI or Amerawell contained herein or in any certificate, document or instrument delivered to Evo pursuant hereto or in connection herewith;

          (ii) any and all loss, liability or damage suffered or incurred by Evo by reason of or in connection with any claim for finder's fee or brokerage or other commission arising by reason of any services alleged to have been rendered to or at the instance of DCI with respect to this Agreement or any of the transactions contemplated hereby; and

          (iii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs, and expenses, including, without limitation, reasonable legal fees and expenses, incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.

12. Nature and Survival of Representations and Warranties.

     All statements, representations, warranties, indemnities, covenants and agreements made by each of the parties hereto shall survive the date of this Agreement, without limit as to duration.

13. Notices.

     Any and all notices, service of process or other communications required or permitted to be given under any of the provisions of this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or forwarded by Federal Express addressed to the parties at the addresses set forth above (or at such other address as any party may specify by notice to all other parties given as aforesaid).

14. Miscellaneous.

     (a) This writing together with other writings dated this date constitute the entire agreement of the parties with respect to the subject matter hereof and may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by all of the parties hereto.

     (b) No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

     (c) This Agreement shall be binding upon and inure to the benefit of each party hereto, its successors and assigns.

     (d) The paragraph headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said paragraphs.

     (e) Each party hereto shall cooperate, shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

     (f) This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed one original.

     (g) This Agreement and all amendments thereof shall be governed by and construed in accordance with the law of the State of New Jersey applicable to contracts made and to be performed therein.

     (h) The federal and state courts sitting in Newark, New
Jersey shall have exclusive jurisdiction on all matters relating to this Agreement. TRIAL BY JURY IS EXPRESSLY WAIVED.


     (i) In the event of a breach or threatened breach by either party, the other party shall be entitled to decrees of specific performance, without posting bond or security, in addition to such other remedies as may be available.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

GOLD SECURITIES CORPORATION

By /s/ Michael Nafash


EVOLUTIONS, INC.

By /s/ Michael Nafash

KIDSVIEW, INC.

By /s/ Michael Nafash


DIRECT CONNECT INTERNATIONAL INC.


By /s/ Joseph Salvani


AMERAWELL PRODUCTS LIMITED

By /s/ Peter Schneider, Director

                            GSC Disclosure Schedule

7(b) Various individuals own options to purchase a post-split aggregate of 500,000 shares of GSC Common Stock.


There are no other disclosure schedules for GSC, Evo or KVI.